UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - SEPTEMBER 4, 2008

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

104 Summit Avenue
Summit, NJ 07902-0080
(Address of principal executive offices)

(908) 273-4442
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On September 4, 2008, 4C Controls Inc. (the “Company”) issued a press release, attached as Exhibit 99.1 hereto. The press release announced that on September 2, 2008, the Company entered into a binding agreement (the “Agreement”) to acquire Zahra Technology LLC and its wholly owned subsidiary Zahra Security Systems and Electricals LLC (collectively, “Zahra”). Under the terms of the Agreement, the Company will acquire 80% of Zahra. The founders and senior management of Zahra will retain 20% ownership of Zahra. The parties anticipate signing a supplemental agreement regarding definitive details applicable to the transaction and closing the acquisition prior to the end of the third quarter 2008.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 99.1	Press Release dated September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
4C CONTROLS INC.

By:	/s/ Barbara Salz
	Name:	Barbara Salz
	Title:	Corporate Secretary

Date: September 9, 2008